UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2010

Renewable Energy Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-161187	26-4785427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

416 South Bell Avenue

Ames, Iowa 50010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000

Former name: REG Newco, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment to the Current Report on Form 8-K originally dated February 26, 2010 (the “Original 8-K), is being filed in order to include the historical pro forma financial information for the transactions described in the Original 8-K and in the Form 8-K dated March 8, 2010 describing Renewable Energy Group, Inc.’s acquisition of Central Iowa Energy, LLC.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The following unaudited pro forma condensed financial information is being filed herewith as Exhibit 99.1:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2009.

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2009 and year ended December 31, 2008.

(d)	Exhibits.

99.1	Unaudited pro forma financial information as of and for the nine months ended September 30, 2009, and for the year ended December 31, 2008 (incorporated by reference to exhibit 99.1 to the Company’s Form 8-K dated March 8, 2010, filed March 12, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2010

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Unaudited pro forma financial information as of and for the nine months ended September 30, 2009, and for the year ended December 31, 2008 (incorporated by reference to exhibit 99.1 to the Company’s Form 8-K dated March 8, 2010, filed March 12, 2010).